UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  February 20, 2025

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2025, Selective Insurance Group, Inc. (the “Company”) issued $400,000,000 aggregate principal amount of its 5.900% Senior Notes due 2035 (the “Securities”) pursuant to a Prospectus Supplement, dated February 20, 2025 (the “Prospectus Supplement”), to the Prospectus, dated May 30, 2024, filed as part of the Company’s Registration Statement on Form S-3ASR (Registration No. 333-279815) filed with the U.S. Securities and Exchange Commission.

The Securities were issued under the Indenture, dated as of February 8, 2013 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of February 25, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. The Company sold the Securities pursuant to an Underwriting Agreement, dated February 20, 2025 (the “Underwriting Agreement”), between the Company and Goldman Sachs & Co. LLC, BofA Securities, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

The Securities will mature on April 15, 2035. Interest on the Securities will be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2025, at an annual rate equal to 5.900%.

Prior to January 15, 2035, the Company may redeem the Securities at its option, in whole or in part, at any time and from time to time, at the “make-whole” redemption price described in the Indenture. On or after January 15, 2035, the Company may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Indenture also contains certain limitations on liens on stock of Restricted Subsidiaries (as defined in the Indenture), and customary events of default.

The preceding summary of the terms of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, and the Securities does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, the Base Indenture, attached as Exhibit 4.1 hereto, the Supplemental Indenture, attached as Exhibit 4.2 hereto and the form of 5.900% Senior Notes due 2035, attached as Exhibit 4.3 hereto, and each is incorporated herein by reference as though each were fully set forth herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K that also is responsive to Item 2.03 of this report is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 20, 2025, between Selective Insurance Group, Inc. and Goldman Sachs & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of February 8, 2013, between Selective Insurance Group, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference herein to Exhibit 4.1 of Selective Insurance Group, Inc.’s Current Report on Form 8-K filed February 8, 2013, File No. 001-33067).

4.2	Third Supplemental Indenture, dated as of February 25, 2025, between Selective Insurance Group, Inc. and U.S. Bank Trust Company, National Association, as Trustee.

4.3	Form of 5.900% Senior Notes due 2035 (included in Exhibit 4.2).

5.1	Opinion of Robyn P. Turner, Esq.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Robyn P. Turner, Esq. (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: February 25, 2025	By:	/s/ Michael H. Lanza
		Name:	Michael H. Lanza
		Title:	Executive Vice President and General Counsel